UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23905

NYLI MACKAY MUNI

INCOME OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: 833-401-8899

Date of fiscal year end: October 31

Date of reporting period: October 31, 2025

FORM N-CSR

Item 1. Reports to Stockholders.

NYLI MacKay Muni Income Opportunities Fund

Annual Report
October 31, 2025
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and  Statistics (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are repurchased, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share repurchases. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2025
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A1 Shares	Maximum 3.00% Initial Sales Charge	With sales charges	3/25/2024	0.64%	2.52%	2.43%
		Excluding sales charges		3.75	4.49	2.43
Class A2 Shares	No Sales Charge		3/25/2024	3.85	4.55	2.43
Class A3 Shares	No Sales Charge		3/25/2024	3.49	4.23	2.68
Class I Shares	No Sales Charge		3/25/2024	4.26	5.01	1.93

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Since Inception
Bloomberg Municipal Bond Index[1]	4.17%	3.24%
Muni Income Composite Index[2]	3.89	3.48
Morningstar CE Muni National Long Category Average[3]	3.22	2.31

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
2.	The Muni Income Composite Index consists of the Bloomberg Municipal Bond Index and the Bloomberg High Yield Municipal Bond Index weighted 80%/20% respectively.
3.	The Morningstar CE Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These funds have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
4	NYLI MacKay Muni Income Opportunities Fund

Portfolio Composition as of October 31, 2025 (Unaudited)
Texas	16.2%
New York	12.0
California	11.3
Florida	10.9
Puerto Rico	6.3
Utah	6.0
Pennsylvania	5.8
Illinois	5.0
Colorado	4.7
Ohio	3.1
Nebraska	3.0
Massachusetts	2.7
Georgia	2.6
Wisconsin	2.3
Alabama	2.3
Rhode Island	2.2
New Hampshire	2.0
Kentucky	2.0
Delaware	1.9
Virginia	1.8
Hawaii	1.7%
Tennessee	1.6
Indiana	1.6
Oregon	1.4
Nevada	1.2
Michigan	1.1
South Carolina	1.1
Arizona	1.1
South Dakota	1.1
Iowa	1.1
U.S. Virgin Islands	1.0
North Carolina	0.9
Oklahoma	0.7
New Jersey	0.6
Louisiana	0.5
Washington	0.4
Other Assets, Less Liabilities *	–21.2
100.0%
*	Includes Floating Rate Note Obligations issued in TOB transactions.
See Portfolio of Investments beginning on page 8 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2025 (excluding short-term investments)# (Unaudited)
1.	New York Transportation Development Corp., 4.00%-6.00%, due 12/1/28–12/31/60
2.	City & County of Denver, 5.25%-5.50%, due 12/1/43–12/1/49
3.	Tarrant County Cultural Education Facilities Finance Corp., 5.00%-5.50%, due 11/15/46–11/15/52
4.	City of Houston, 5.00%-5.50%, due 7/1/37–7/1/44
5.	Pennsylvania Higher Education Assistance Agency, 4.125%-5.00%, due 6/1/45–6/1/51
6.	California Community Choice Financing Authority, 5.00%-5.25%, due 1/1/54–11/1/55
7.	New Hope Cultural Education Facilities Corp., 5.50%, due 8/15/49
8.	Downtown Revitalization Public Infrastructure District, 5.50%, due 6/1/50
9.	Mansfield Independent School District, 5.25%, due 2/15/55
10.	Chicago O'Hare International Airport, 5.50%, due 1/1/53–1/1/59

#	Some of these holdings have been transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.

Credit Quality as of October 31, 2025^ (Unaudited)
^ As a percentage of total investments.
Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If the ratings provided by the ratings agencies differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB- represent investment grade, while BB+ through D represent non-investment grade.

Management's Discussion of Fund Performance (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, Michael Perilli, CFA, John Lawlor and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did NYLI MacKay Muni Income Opportunities Fund perform during the 12 months ended October 31, 2025?
For the 12 months ended October 31, 2025, Class I shares of NYLI MacKay Muni Income Opportunities Fund returned 4.26%, outperforming the 4.17% return of the Bloomberg Municipal Bond Index (the "Index"), and the 3.89% return of the Muni Income Composite Index. Over the same period, Class I shares also outperformed the 3.22% return of the Morningstar CE Muni National Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Notably, the Fund’s overweight position in Puerto Rican securities, combined with strong security selection in those securities, delivered significant gains. Another key driver of relative outperformance was security selection among higher coupon bonds and the housing sector. Furthermore, an overweight allocation to maturities ranging from 15 to 30 years, as well as exposure to closed-end funds, made positive contributions to relative results. (Contributions take weightings and total returns into account.)
Was the Fund’s performance materially affected by investments in derivatives?
The Fund may employ U.S. Treasury futures hedges at times, typically as a paired strategy with longer-maturity bonds, to dampen down duration and interest rate sensitivity. During the reporting period, derivative positions did not materially impact performance.
What was the Fund’s duration2 strategy during the reporting period?
We do not make interest rate forecasts or duration bets. Rather, we aim to take a duration-neutral posture in the Fund relative to the Bloomberg Municipal Bond Index. As of the end of the reporting period, the Fund's modified duration to worst3 was 6.27 years compared to 6.79 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?
During the reporting period, overweight exposure to the electric and housing sectors contributed positively to relative returns as did closed-end funds. Conversely, underweight allocations to the state and local general obligation sectors offset some of those gains.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the team remained focused on maintaining a well-balanced and diversified investment portfolio that was investment-grade oriented, with the flexibility to opportunistically invest up to 50% of its assets in high-yield municipal securities. No single transaction stood out as particularly significant. Nonetheless, the Fund’s performance was shaped by the overall sector allocations and securities within the Fund.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund experienced no significant changes to sector weightings. At the margin, the Fund enhanced its investments to the electric sector, bonds with maturities of 10–20 years, and A-rated4 credits. At the same time, it reduced its holdings in bonds maturing in over 20 years and decreased its exposure to BBB-rated5 credits.

1.	See "Fund Performance and Statistics" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
4.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6	NYLI MacKay Muni Income Opportunities Fund

How was the Fund positioned at the end of the reporting period?
As of October 31, 2025, the Fund held overweight exposure to the electric and housing sectors.  In addition, the Fund held an out-of-Index allocation to closed-end funds. Other notable positions included underweight exposure to the local and state general obligation sectors, along with underweight exposure to higher-quality investment-grade credits.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Portfolio of Investments October 31, 2025†^
	Principal Amount	Value
Municipal Bonds 118.5%
Long-Term Municipal Bonds 118.0%
Alabama 2.3%
MidCity Improvement District, 2024 Assessment Area, Special Assessment
6.50%, due 11/1/44 (a)	$ 290,000	$ 282,209
Mobile County Industrial Development Authority, AM/NS Calvert LLC Project, Revenue Bonds
Series A
5.00%, due 6/1/54 (b)	500,000	486,091
Southeast Energy Authority A Cooperative District, Revenue Bonds
Series A
5.00%, due 1/1/56 (c)	1,000,000	1,069,465
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds
Series A
5.25%, due 5/1/44 (a)	500,000	503,480
		2,341,245
Arizona 1.1%
Industrial Development Authority of the County of Pima (The), Milestones Charter School, Revenue Bonds
Series B
5.50%, due 11/1/25 (a)	115,000	115,000
Maricopa County Industrial Development Authority, Verrado Marketplace Project, Revenue Bonds
4.375%, due 5/1/33 (a)	1,000,000	985,264
		1,100,264
California 11.3%
Adelanto Community Facilities District No. 2006-2, Improvement Area No. 2, Special Tax
Series B
5.65%, due 9/1/30	625,000	625,177
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds (d)
Series C
5.00%, due 8/1/55	875,000	939,287
Series G
5.00%, due 11/1/55	750,000	801,621
	Principal Amount	Value

California (continued)
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds (d) (continued)
Series C
5.25%, due 1/1/54	$ 1,000,000	$ 1,072,920
California Statewide Communities Development Authority, Loma Linda University Medical Center Obligated Group, Revenue Bonds
Series A
5.50%, due 12/1/54	355,000	355,019
City of Stockton Community Facilities District No. 2018-2, Improvement Area 3, Westlake Villages II, Special Tax
5.00%, due 9/1/44	380,000	391,378
5.00%, due 9/1/49	525,000	540,552
5.00%, due 9/1/54	625,000	641,037
Lake Elsinore Unified School District, Community Facilities District No. 2006-2, Area C, Special Tax
4.00%, due 9/1/50	1,000,000	892,488
Los Angeles Department of Water & Power, Power System, Revenue Bonds
Series A
5.00%, due 7/1/32	510,000	544,308
Series D
5.00%, due 7/1/44	750,000	772,873
Sacramento City Unified School District, Election of 2020, Unlimited General Obligation
Series C, Insured: AG
5.50%, due 8/1/54	1,500,000	1,644,471
Southern California Public Power Authority, Southern Transmission System Renewal Project, Revenue Bonds
Series 1, Insured: BAM
5.25%, due 7/1/50 (c)	2,000,000	2,142,666
		11,363,797
Colorado 4.7%
City & County of Denver, Airport System, Revenue Bonds
Series A
5.25%, due 12/1/43 (b)(c)	2,000,000	2,050,230

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
8	NYLI MacKay Muni Income Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
City & County of Denver, School District No. 1, Revenue Bonds
Series C, Insured: State Aid Withholding
5.50%, due 12/1/49 (c)	$ 1,500,000	$ 1,661,397
Prairie Center Metropolitan District No. 3, Limited General Obligation
Series B
5.875%, due 12/15/46	1,000,000	1,054,607
		4,766,234
Delaware 1.9%
Delaware State Housing Authority, Revenue Bonds, Senior Lien
Series A, Insured: GNMA / FNMA / FHLMC
5.75%, due 1/1/56	990,000	1,084,651
Delaware State Housing Authority, Revenue Bonds
Series C, Insured: GNMA / FNMA / FHLMC
6.00%, due 1/1/56	750,000	831,038
		1,915,689
Florida 10.9%
Brevard County Housing Finance Authority, Cocoa Leased Housing Associates II LLLP, Revenue Bonds
Insured: FNMA
4.45%, due 1/1/40	997,002	1,043,718
Capital Trust Authority Educational Facilities, St. Johns Classical Academy, Inc. Project, Revenue Bonds
Series B
6.70%, due 6/15/28 (a)	105,000	106,052
County of Miami-Dade, Double Barreled Aviation, Unlimited General Obligation
2.375%, due 7/1/40	625,000	486,368
County of Pasco, State of Florida Cigarette Tax Revenue, Revenue Bonds
Series A, Insured: AG
5.75%, due 9/1/54 (c)	1,000,000	1,075,936
	Principal Amount	Value

Florida (continued)
Florida Housing Finance Corp., Revenue Bonds
Series 1, Insured: GNMA / FNMA / FHLMC
2.15%, due 7/1/35	$ 725,000	$ 623,226
Florida Municipal Loan Council, Shingle Creek Transit & Utility Community Development District, Special Assessment
5.15%, due 5/1/44 (b)	655,000	668,995
Hillsborough County Aviation Authority, Tampa International Airport, Revenue Bonds
Series B
5.50%, due 10/1/54 (c)	1,500,000	1,603,669
Hillsborough County Industrial Development Authority, BayCare Obligated Group, Revenue Bonds
Series C
5.50%, due 11/15/54 (c)	1,835,000	1,973,834
Hillsborough County Port District, Tampa Port Authority Project, Revenue Bonds
Series B
5.00%, due 6/1/46 (b)	450,000	456,224
Reunion East Community Development District, Series 2021 Project, Special Assessment
2.85%, due 5/1/31	500,000	469,121
Saltleaf Community Development District, Series 2024 Assessments, Special Assessment
6.00%, due 5/1/56	1,000,000	1,021,228
West Villages Improvement District, Unit of Development No. 10 Assessment Area One, Special Assessment
5.625%, due 5/1/54	990,000	996,526
Wind Meadows South Community Development District, Assessment Area One Project, Special Assessment
4.00%, due 5/1/52	530,000	427,566
		10,952,463
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2025†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia 2.6%
Main Street Natural Gas, Inc., Revenue Bonds (d)
Series B
5.00%, due 7/1/53	$ 500,000	$ 536,073
Series D
5.00%, due 4/1/54	1,000,000	1,085,725
Municipal Electric Authority of Georgia, Revenue Bonds
Series A
5.50%, due 7/1/64	1,000,000	1,026,601
		2,648,399
Hawaii 1.7%
State of Hawaii, Airports System, Revenue Bonds
Series A
5.50%, due 7/1/54 (c)	1,625,000	1,753,286
Illinois 4.7%
Chicago O'Hare International Airport, Revenue Bonds, Senior Lien (b)
Series A
5.50%, due 1/1/53	1,250,000	1,329,967
Series A
5.50%, due 1/1/59	1,000,000	1,057,012
City of Chicago, Lakeshore East Special Assessment Area, Special Assessment (a)
3.29%, due 12/1/30	325,000	313,924
3.45%, due 12/1/32	275,000	264,029
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A
5.50%, due 6/15/53	1,250,000	1,250,303
Southwestern Illinois Development Authority, Traid Community Unit School District No. 2 Project, Revenue Bonds
Series B, Insured: BAM
5.50%, due 4/1/50	500,000	535,563
		4,750,798
	Principal Amount	Value

Indiana 1.6%
Indiana Municipal Power Agency, Revenue Bonds
Series A, Insured: AG
5.00%, due 1/1/43	$ 475,000	$ 510,849
Series A
5.50%, due 1/1/53	1,000,000	1,059,196
		1,570,045
Iowa 1.1%
Iowa Tobacco Settlement Authority, Revenue Bonds
Series A-2, Class 1
4.00%, due 6/1/35	300,000	302,082
Series A-2, Class 1
4.00%, due 6/1/39	850,000	828,224
		1,130,306
Kentucky 2.0%
Kentucky Public Energy Authority, Revenue Bonds
Series B
5.00%, due 12/1/33	500,000	521,923
Louisville and Jefferson County Metro Government, Louisville Gas and Electric Co. Project, Revenue Bonds
Series A
1.75%, due 2/1/35 (d)	1,000,000	986,584
Perry County School District Finance Corp., Kentucky School Facilities Construction Commission, Revenue Bonds
Insured: State Intercept
2.00%, due 12/1/29	525,000	504,523
		2,013,030
Louisiana 0.5%
New Orleans Aviation Board, Revenue Bonds
Series C-2
5.25%, due 1/1/41 (b)	500,000	541,618
Massachusetts 2.6%
Massachusetts Development Finance Agency, Beth Israel Lahey Health, Revenue Bonds
Series N, Insured: AG
5.50%, due 7/1/55	2,000,000	2,177,836

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	NYLI MacKay Muni Income Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Housing Finance Agency, Revenue Bonds
Series 223, Insured: GNMA / FNMA / FHLMC
2.10%, due 12/1/33	$ 500,000	$ 436,582
		2,614,418
Michigan 1.1%
Kentwood Economic Development Corp., Holland Home Obligated Group, Revenue Bonds
3.00%, due 11/15/25	25,000	24,989
Michigan Finance Authority, Provident Group - HFH Energy LLC, Revenue Bonds
4.375%, due 2/28/54	1,000,000	960,692
Michigan Strategic Fund, I-75 Improvement Project, Revenue Bonds
5.00%, due 6/30/48 (b)	100,000	98,499
		1,084,180
Nebraska 3.0%
Airport Authority of the City of Omaha, Airport Facilities, Revenue Bonds
Insured: AG
5.25%, due 12/15/49 (c)	2,000,000	2,094,678
Douglas County Hospital Authority No. 2, Nebraska Methodist Health System, Revenue Bonds
5.50%, due 11/1/49	805,000	870,750
		2,965,428
Nevada 1.2%
Nevada Housing Division, Revenue Bonds, Senior Lien
Series E, Insured: GNMA / FNMA / FHLMC
7.50%, due 4/1/49	1,000,000	1,212,079
New Hampshire 1.5%
New Hampshire Business Finance Authority, Revenue Bonds
Series 2
3.625%, due 8/20/39	618,919	592,602
	Principal Amount	Value

New Hampshire (continued)
New Hampshire Business Finance Authority, Wheeling Power Co., Revenue Bonds
Series A
6.89%, due 4/1/34 (a)	$ 900,000	$ 954,076
		1,546,678
New York 11.3%
Dormitory Authority of the State of New York, White Plains Hospital Obligated Group, Revenue Bonds
Insured: AG
5.50%, due 10/1/54 (c)	2,000,000	2,146,695
New York City Housing Development Corp., Revenue Bonds
Series G-1
3.90%, due 5/1/45	275,000	254,366
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Series A, Insured: AG
3.00%, due 1/1/46	1,000,000	777,960
New York Liberty Development Corp., 3 World Trade Center Project, Revenue Bonds
Class 1
5.00%, due 11/15/44 (a)	100,000	99,999
New York Liberty Development Corp., 4 World Trade Center Project, Revenue Bonds
Series A
2.50%, due 11/15/36	1,000,000	858,344
Series A
2.75%, due 11/15/41	750,000	596,284
New York Transportation Development Corp., JFK International Airport, Revenue Bonds
Insured: AG
6.00%, due 6/30/50 (c)	1,250,000	1,356,357
New York Transportation Development Corp., JFK Millennium Partners LLC, Revenue Bonds
Series A
5.50%, due 12/31/60 (b)	1,000,000	1,022,190
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2025†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds (b)
Series A
4.00%, due 12/1/42	$ 1,000,000	$ 915,688
5.00%, due 12/1/28	750,000	789,689
Rockland County Economic Assistance Corp., Bon Secours Charity Health System, Inc., Revenue Bonds
7.50%, due 11/1/55	310,000	335,095
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
5.25%, due 12/1/54	1,085,000	1,150,182
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series B
5.00%, due 6/1/48	1,250,000	1,098,266
		11,401,115
North Carolina 0.9%
North Carolina Housing Finance Agency, Revenue Bonds
Series 45, Insured: GNMA / FNMA / FHLMC
3.00%, due 7/1/51	880,000	867,732
Ohio 3.1%
Columbus Regional Airport Authority, John Glenn Columbus International Airport, Revenue Bonds
Series A
5.50%, due 1/1/50 (b)	1,000,000	1,063,448
Toledo Hospital (The)
Insured: AG
5.75%, due 11/15/38	2,000,000	2,014,523
		3,077,971
Oklahoma 0.7%
Norman Regional Hospital Authority, Hospital, Revenue Bonds
4.00%, due 9/1/37	480,000	330,583
	Principal Amount	Value

Oklahoma (continued)
Tulsa Municipal Airport Trust Trustees, American Airlines, Inc., Revenue Bonds
6.25%, due 12/1/35 (b)	$ 300,000	$ 346,251
		676,834
Oregon 1.4%
Clackamas County School District No. 12, North Clackamas, Unlimited General Obligation
Series A, Insured: School Bond Guaranty
(zero coupon), due 6/15/41	305,000	154,945
Series A, Insured: School Bond Guaranty
(zero coupon), due 6/15/41	2,580,000	1,231,605
		1,386,550
Pennsylvania 5.8%
Allegheny County Sanitary Authority, Revenue Bonds
5.75%, due 6/1/47	1,000,000	1,093,185
Pennsylvania Economic Development Financing Authority, Penndot Major Bridges Project, Revenue Bonds
5.75%, due 6/30/48 (b)	1,000,000	1,043,240
Pennsylvania Higher Education Assistance Agency, Revenue Bonds, Senior Lien (b)
Series 1-A
4.125%, due 6/1/45	870,000	857,281
Series 1-A
4.75%, due 6/1/46	1,000,000	1,012,156
Pennsylvania Higher Education Assistance Agency, Revenue Bonds
Series 1-C
5.00%, due 6/1/51 (b)	1,000,000	977,143
Pennsylvania Housing Finance Agency, Revenue Bonds
Series 138-A
3.00%, due 10/1/52	385,000	376,155
Series 145-A
6.00%, due 10/1/54	480,000	520,995
		5,880,155
Puerto Rico 6.3%
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	828,571	530,286
(zero coupon), due 11/1/51	1,043,876	705,921

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	NYLI MacKay Muni Income Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico (continued)
(zero coupon), due 11/1/51	$ 511,593	$ 303,758
(zero coupon), due 11/1/51	420,000	142,275
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
4.00%, due 7/1/46	83,000	73,356
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	1,915,475	1,866,616
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AG
4.25%, due 7/1/27	120,000	118,786
Series NN, Insured: NATL-RE
4.75%, due 7/1/33	70,000	68,571
Series TT, Insured: NATL-RE
5.00%, due 7/1/26	25,000	24,971
Series VV, Insured: NATL-RE
5.25%, due 7/1/26	285,000	285,288
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	290,000	292,328
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/46	3,305,000	1,156,205
Puerto Rico Sales Tax Financing Corp., Restructured, Revenue Bonds
Series A-2
4.329%, due 7/1/40	35,000	33,980
Series A-1
5.00%, due 7/1/58	750,000	729,777
		6,332,118
Rhode Island 2.2%
Rhode Island Student Loan Authority, Revenue Bonds, Senior Lien
Series A
4.125%, due 12/1/43 (b)	905,000	879,089
Tobacco Settlement Financing Corp., Revenue Bonds
Series B
4.50%, due 6/1/45	1,305,000	1,292,144
		2,171,233
	Principal Amount	Value

South Carolina 1.1%
South Carolina Public Service Authority, Santee Cooper project, Revenue Bonds
Series B, Insured: AG
5.00%, due 12/1/42	$ 1,000,000	$ 1,082,225
South Dakota 1.1%
South Dakota Housing Development Authority, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
6.50%, due 11/1/55	1,000,000	1,139,938
Tennessee 1.6%
Metropolitan Nashville Airport Authority (The), Revenue Bonds
Series B
5.50%, due 7/1/41 (b)	1,000,000	1,085,580
Tennessee Housing Development Agency, Residential Finance Program, Revenue Bonds
Series 3
2.80%, due 7/1/44	625,000	495,561
		1,581,141
Texas 16.2%
City of Georgetown, Utility System, Revenue Bonds
Insured: AG
5.25%, due 8/15/52 (c)	1,250,000	1,303,475
City of Houston, Airport System, Revenue Bonds, Sub. Lien
Series A
5.00%, due 7/1/37 (b)	650,000	671,197
City of Houston, Airport System, Revenue Bonds
Series A
5.50%, due 7/1/44 (b)	1,000,000	1,092,925
City of Houston, United Airlines, Inc., Revenue Bonds
Series B
5.50%, due 7/15/38 (b)	1,000,000	1,086,562
East Montgomery County Municipal Utility District No. 4, Unlimited General Obligation
Series A
5.375%, due 4/1/49	1,000,000	1,008,667
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2025†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
FW Chaparral PFC, Chaparral Ranch Project, Revenue Bonds
4.00%, due 10/1/35	$ 1,000,000	$ 995,393
Harris County Municipal Utility District No. 16, Unlimited General Obligation
Insured: AG
3.375%, due 3/1/34	520,000	512,616
Lake Houston Redevelopment Authority, City of Houston Reinvestment Zone No. 10, Revenue Bonds
4.00%, due 9/1/35	250,000	244,279
Mansfield Independent School District, School Building, Revenue Bonds
Insured: PSF-GTD
5.25%, due 2/15/55 (c)	2,500,000	2,678,033
New Hope Cultural Education Facilities Corp., Children's Health System of Texas, Revenue Bonds
Series A
5.50%, due 8/15/49 (c)	2,500,000	2,740,448
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/46	500,000	482,254
Series B
5.00%, due 11/15/46	500,000	482,869
Tarrant County Cultural Education Facilities Finance Corp., Health Resources System, Revenue Bonds
Series A
5.50%, due 11/15/52 (c)	2,000,000	2,180,886
Travis County Development Authority, Longview 71 Public Improvement District Improvement Area No. 1 Project, Special Assessment
5.125%, due 9/1/54 (a)	840,000	826,891
		16,306,495
U.S. Virgin Islands 1.0%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/39	1,000,000	1,024,026
	Principal Amount	Value

Utah 6.0%
City of Salt Lake City, Airport, Revenue Bonds
Series A
5.50%, due 7/1/53 (b)	$ 1,000,000	$ 1,056,716
Downtown Revitalization Public Infrastructure District, Seg Redevelopment Project, Revenue Bonds, First Lien
Series A, Insured: AG
5.50%, due 6/1/50 (c)	2,500,000	2,715,989
Intermountain Power Agency, Revenue Bonds
Series A
5.25%, due 7/1/44	1,000,000	1,059,934
Series A
5.25%, due 7/1/45	750,000	792,059
Verk Industrial Regional Public Infrastructure District, Tax Allocation
6.625%, due 9/1/47 (a)	350,000	367,435
		5,992,133
Virginia 0.8%
Virginia College Building Authority, Regent University Project, Revenue Bonds
6.00%, due 6/1/50	750,000	801,725
Washington 0.4%
Washington State Housing Finance Commission, Revenue Bonds
Series 2
4.221%, due 3/1/50 (d)	372,535	364,710
Wisconsin 2.3%
Public Finance Authority, Campus Real Estate Holding Corp. LLC Project, Revenue Bonds
Series B
6.20%, due 6/1/26	500,000	500,827
Public Finance Authority, Georgia SR 400 Express Lanes Project, Revenue Bonds, Senior Lien
6.50%, due 12/31/65 (b)	275,000	302,258
Public Finance Authority, Million Air Three LLC, Revenue Bonds
Series B
7.00%, due 9/1/54 (a)	250,000	266,553

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	NYLI MacKay Muni Income Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds
Series A-1
5.00%, due 1/1/55 (a)	$ 1,500,000	$ 1,273,913
		2,343,551
Total Long-Term Municipal Bonds (Cost $115,926,997)		118,699,609
Short-Term Municipal Note 0.5%
New Hampshire 0.5%
New Hampshire Health and Education Facilities Authority Act, Dartmouth College, Revenue Bonds
Series B
3.85%, due 6/1/41 (e)	500,000	500,000
Total Short-Term Municipal Note (Cost $500,000)		500,000
Total Municipal Bonds (Cost $116,426,997)		119,199,609
Long-Term Bond 1.0%
Corporate Bond 1.0%
Commercial Services 1.0%
Toll Road Investors Partnership II LP
Series A
7.125%, due 2/15/35 (a)	1,000,000	1,014,533
Total Corporate Bond (Cost $1,004,947)		1,014,533

	Shares

Closed-End Funds 1.7%
Illinois 0.3%
Nuveen AMT-Free Quality Municipal Income Fund	21,165	246,572
Massachusetts 0.1%
Eaton Vance Municipal Bond Fund	12,142	120,935
	Shares	Value

New Jersey 0.6%
BlackRock MuniHoldings Fund, Inc.	49,845	$ 585,180
New York 0.7%
BlackRock Municipal Income Trust	35,744	362,802
Nuveen AMT-Free Municipal Credit Income Fund	27,368	343,742
		706,544
Total Closed-End Funds (Cost $1,651,005)		1,659,231
Total Investments (Cost $119,082,949)	121.2%	121,873,373
Floating Rate Note Obligations (f)	(21.9)	(22,050,000)
Other Assets, Less Liabilities	0.7	769,835
Net Assets Applicable to Common Shares	100.0%	$ 100,593,208

†	Percentages indicated are based on Fund net assets applicable to Common shares.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Interest on these securities is subject to alternative minimum tax.
(c)	All or portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.
(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2025.
(e)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(f)	Face value of Floating Rate Notes issued in TOB transactions.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2025†^ (continued)
Futures Contracts
As of October 31, 2025, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury Long Bonds	(60)	December 2025	$ (7,052,108)	$ (7,038,750)	$ 13,358

1.	As of October 31, 2025, cash in the amount of $222,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2025.
Abbreviation(s):
AG—Assured Guaranty Ltd.
BAM—Build America Mutual Assurance Co.
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
MTA—Metropolitan Transportation Authority
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
The following is a summary of the fair valuations according to the inputs used as of October 31, 2025, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 118,699,609	$ —	$ 118,699,609
Short-Term Municipal Note	—	500,000	—	500,000
Total Municipal Bonds	—	119,199,609	—	119,199,609
Long-Term Bond
Corporate Bond	—	1,014,533	—	1,014,533
Closed-End Funds	1,659,231	—	—	1,659,231
Total Investments in Securities	1,659,231	120,214,142	—	121,873,373
Other Financial Instruments
Futures Contracts (b)	13,358	—	—	13,358
Total Investments in Securities and Other Financial Instruments	$ 1,672,589	$ 120,214,142	$ —	$ 121,886,731

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	NYLI MacKay Muni Income Opportunities Fund

Statement of Assets and Liabilities as of October 31, 2025
Assets
Investment in securities, at value (identified cost $119,082,949)	$121,873,373
Cash	181,916
Cash collateral on deposit at broker for futures contracts	222,000
Receivables:
Investment securities sold	2,048,440
Dividends and interest	1,754,403
Variation margin on futures contracts	16,874
Manager (See Note 3)	3,914
Other assets	11,844
Total assets	126,112,764
Liabilities
Payable for Floating Rate Note Obligations	22,050,000
Payables:
Investment securities purchased	3,175,800
NYLIFE Distributors (See Note 3)	14,532
Professional fees	13,958
Custodian	4,287
Transfer agent (See Note 3)	2,896
Shareholder communication	2,843
Trustees	85
Accrued expenses	19,922
Interest expense and fees payable	202,331
Common share dividend payable	32,902
Total liabilities	25,519,556
Net assets applicable to Common shares	$100,593,208
Net Assets Applicable to Common Shares Consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$ 9,908
Additional paid-in-capital	99,502,353
99,512,261
Total distributable earnings (loss)	1,080,947
Net assets applicable to Common shares	$100,593,208
Class A1
Net assets applicable to outstanding Common shares	$ 26,822
Common shares of beneficial interest outstanding	2,642
Net asset value per Common share outstanding	$ 10.15
Maximum sales charge (3.00% of offering price)	0.31
Maximum offering price per Common share outstanding	$ 10.46
Class A2
Net assets applicable to outstanding Common shares	$34,936,350
Common shares of beneficial interest outstanding	3,440,250
Net asset value and offering price per Common share outstanding	$ 10.16
Class A3
Net assets applicable to outstanding Common shares	$ 26,716
Common shares of beneficial interest outstanding	2,632
Net asset value and offering price per Common share outstanding	$ 10.15
Class I
Net assets applicable to outstanding Common shares	$65,603,320
Common shares of beneficial interest outstanding	6,462,461
Net asset value and offering price per Common share outstanding	$ 10.15

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2025
Investment Income (Loss)
Income
Interest	$ 4,748,096
Dividends	308,107
Total income	5,056,203
Expenses
Manager (See Note 3)	782,918
Interest expense and fees	604,408
Transfer agent (See Note 3)	135,962
Professional fees	108,611
Distribution/Service—Class A1 (See Note 3)	128
Distribution/Service—Class A2 (See Note 3)	108,232
Distribution/Service—Class A3 (See Note 3)	192
Registration	102,617
Shareholder communication	45,657
Custodian	23,976
Offering (See Note 2)	22,175
Trustees	2,114
Organization (See Note 2)	656
Miscellaneous	29,075
Total expenses before waiver/reimbursement	1,966,721
Expense waiver/reimbursement from Manager (See Note 3)	(351,049)
Net expenses	1,615,672
Net investment income (loss)	3,440,531
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(1,742,841)
Futures transactions	297,367
Net realized gain (loss)	(1,445,474)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,174,197
Futures contracts	(177,223)
Net change in unrealized appreciation (depreciation)	1,996,974
Net realized and unrealized gain (loss)	551,500
Net increase (decrease) in net assets to Common shares resulting from operations	$ 3,992,031
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	NYLI MacKay Muni Income Opportunities Fund

Statements of Changes in Net Assets
for the year ended October 31, 2025 and the period March 25, 2024 (commencement of operations) through October 31, 2024
	Year ended October 31, 2025	Period March 25, 2024 (commencement of operations) through October 31, 2024
Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$ 3,440,531	$ 1,126,874
Net realized gain (loss)	(1,445,474)	(230,325)
Net change in unrealized appreciation (depreciation)	1,996,974	806,808
Net increase (decrease) in net assets applicable to Common shares resulting from operations	3,992,031	1,703,357
Distributions to Common shareholders:
Class A1	(924)	(499)
Class A2	(781,723)	(34,962)
Class A3	(858)	(460)
Class I	(2,628,524)	(1,166,599)
Total distributions to Common shareholders	(3,412,029)	(1,202,520)
Capital share transactions (Common shares):
Net proceeds from sales of shares	36,338,386	67,596,000
Net proceeds issued to shareholders resulting from reinvestment of dividends	3,192,203	1,202,520
Cost of shares redeemed	(8,816,740)	—
Increase (decrease) in net assets applicable to Common shares from capital share transactions	30,713,849	68,798,520
Net increase (decrease) in net assets applicable to Common shares	31,293,851	69,299,357
Net Assets Applicable to Common Shares
Beginning of period	69,299,357	—
End of period	$100,593,208	$69,299,357
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows
for the year ended October 31, 2025
Cash Flows From (Used in) Operating Activities:
Net increase in net assets resulting from operations	$ 3,992,031
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(121,741,869)
Investments sold	79,003,200
Sale of short term investments, net	527,239
Amortization (accretion) of discount and premium, net	1,626
Decrease in investment securities sold receivable	3,903,335
Increase in dividends and interest receivable	(749,747)
Decrease in offering costs	22,831
Decrease in due from manager	42,327
Decrease in other assets	24,367
Decrease in investment securities purchased payable	(2,356,612)
Decrease in due to broker	(278,910)
Increase in due to NYLIFE Distributors	11,480
Decrease in professional fees payable	(47,025)
Decrease in custodian payable	(11,808)
Increase in shareholder communication payable	1,446
Decrease in due to Trustees	(36)
Increase in due to transfer agent	2,896
Increase in variation margin on futures contracts	(10,312)
Increase in accrued expenses	19,905
Increase in interest expense and fees payable	117,186
Net realized loss from investments	1,742,841
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(2,174,197)
Net cash used in operating activities	(37,957,806)
Cash Flows From (Used in) Financing Activities:
Net proceeds resulting from reinvestment of dividends	3,192,203
Proceeds from shares sold	36,338,386
Payment on shares redeemed	(8,816,740)
Proceeds from floating rate note obligations	32,100,000
Payments on floating rate note obligations	(21,260,000)
Cash distributions paid, net of change in Common share dividend payable	(3,379,127)
Net cash from financing activities	38,174,722
Net increase in cash	216,916
Cash at beginning of year	187,000
Cash at end of year	$ 403,916

Supplemental disclosure of cash flow information:
The following tables provide a reconciliation of cash reported within the Statement of Assets and Liabilities that sums to the total of the amounts shown on the Statement of Cash Flows:
Cash at beginning of year
Cash collateral on deposit at broker for futures contracts	$187,000
Total cash shown in the Statement of Cash Flows	$187,000
Cash at end of year
Cash	$181,916
Cash collateral on deposit at broker for futures contracts	222,000
Total cash shown in the Statement of Cash Flows	$403,916

Cash Payments recognized as interest expense for the year ended October 31, 2025, were $487,222.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	NYLI MacKay Muni Income Opportunities Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,	March 25, 2024^ through October 31,
Class A1	2025	2024
Net asset value at beginning of period applicable to Common shares	$ 10.14	$ 10.00
Net investment income (loss) (a)	0.36	0.18
Net realized and unrealized gain (loss)	0.01	0.16
Total from investment operations	0.37	0.34
Less distributions to Common shares:
From net investment income	(0.36)	(0.20)
Net asset value at end of period applicable to Common shares	$ 10.15	$ 10.14
Total investment return on net asset value (b)	3.75%	3.40%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	3.61%	3.02%††
Net expenses (including interest expense and fees)	2.25%	1.65%††
Expenses (before waiver/reimbursement) (including interest expense and fees)	2.65%	2.95%††
Interest expense and fees (c)	0.70%	0.10%††
Portfolio turnover rate (d)	77%	65%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 27	$ 26

^	Commencement of Operations
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2(I)) for the year ended October 31, 2025 and for the period ended October 31, 2024.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,	March 25, 2024^ through October 31,
Class A2	2025	2024
Net asset value at beginning of period applicable to Common shares	$ 10.14	$ 10.00
Net investment income (loss) (a)	0.36	0.19
Net realized and unrealized gain (loss)	0.02	0.15
Total from investment operations	0.38	0.34
Less distributions to Common shares:
From net investment income	(0.36)	(0.20)
Net asset value at end of period applicable to Common shares	$ 10.16	$ 10.14
Total investment return on net asset value (b)	3.85%	3.40%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	3.67%	3.06%††
Net expenses (including interest expense and fees)	2.25%	1.65%††
Expenses (before waiver/reimbursement) (including interest expense and fees)	2.71%	3.26%††
Interest expense and fees (c)	0.70%	0.10%††
Portfolio turnover rate (d)	77%	65%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 34,936	$ 8,628

^	Commencement of Operations
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class A2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2(I)) for the year ended October 31, 2025 and for the period ended October 31, 2024.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
	Year Ended October 31,	March 25, 2024^ through October 31,
Class A3	2025	2024
Net asset value at beginning of period applicable to Common shares	$ 10.14	$ 10.00
Net investment income (loss) (a)	0.33	0.17
Net realized and unrealized gain (loss)	0.01	0.15
Total from investment operations	0.34	0.32
Less distributions to Common shares:
From net investment income	(0.33)	(0.18)
Net asset value at end of period applicable to Common shares	$ 10.15	$ 10.14
Total investment return on net asset value (b)	3.49%	3.25%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	3.36%	2.77%††
Net expenses (including interest expense and fees)	2.50%	1.90%††
Expenses (before waiver/reimbursement) (including interest expense and fees)	2.90%	3.19%††
Interest expense and fees (c)	0.70%	0.10%††
Portfolio turnover rate (d)	77%	65%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 27	$ 26

^	Commencement of Operations
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class A3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2(I)) for the year ended October 31, 2025 and for the period ended October 31, 2024.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,	March 25, 2024^ through October 31,
Class I	2025	2024
Net asset value at beginning of period applicable to Common shares	$ 10.14	$ 10.00
Net investment income (loss) (a)	0.41	0.21
Net realized and unrealized gain (loss)	0.01	0.16
Total from investment operations	0.42	0.37
Less distributions to Common shares:
From net investment income	(0.41)	(0.23)
Net asset value at end of period applicable to Common shares	$ 10.15	$ 10.14
Total investment return on net asset value (b)	4.26%	3.71%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	4.12%	3.52%††
Net expenses (including interest expense and fees)	1.75%	1.15%††
Expenses (before waiver/reimbursement) (including interest expense and fees)	2.15%	2.45%††
Interest expense and fees (c)	0.70%	0.10%††
Portfolio turnover rate (d)	77%	65%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 65,603	$ 60,619

^	Commencement of Operations
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2(I)) for the year ended October 31, 2025 and for the period ended October 31, 2024.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	NYLI MacKay Muni Income Opportunities Fund

Notes to Financial Statements
Note 1-Organization and Business
NYLI MacKay Muni Income Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on September 22, 2023, pursuant to the Declaration of Trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a ”non-diversified”, closed-end management investment company that continuously offers its common shares of beneficial interest (“Common Shares”) and is operated as an interval fund, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund currently has four separate classes of shares: Class I, Class A1, Class A2 and Class A3 shares. The Fund may offer additional classes of shares in the future pursuant to exemptive relief from the Securities and Exchange Commission (“SEC”).
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A1	March 25, 2024
Class A2	March 25, 2024
Class A3	March 25, 2024
Class I	March 25, 2024
Class I shares are offered at net asset value ("NAV") per share and have a minimum initial investment of $1,000,000 per account, except that the minimum investment amount may be modified for certain eligible investors, including existing employees of New York Life Investments and MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"). Class A1, A2 and A3 shares are offered at NAV. The minimum initial investment for Class A1, Class A2 and Class A3 shares is $15,000 per account, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of New York Life Investments and its affiliates. A contingent deferred sales charge ("CDSC") of 1.00% may be imposed on certain repurchases of Class A1 shares made within 18 months of the date of purchase on shares purchased without an initial sales charge.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
In this reporting period, the Fund adopted Financial Accounting Standards Board ("FASB") Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund's financial position or its results of operations. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity's overall performance and to assess its potential future cash flows. The NYLI Disclosure Committee (the "Committee") acts as the Fund's chief operating decision maker, assessing performance and making decisions about resource allocation. The Committee has determined that the Fund has a single operating segment based on the fact that the Committee monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund's portfolio managers as a team. The financial information provided to and reviewed by the Committee is consistent with that presented in the Fund's Portfolio of Investments, Statement of Changes in Net Assets and Financial Highlights.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and

Notes to Financial Statements (continued)
measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodologies used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2025, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale on the valuation date in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2025, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

24	NYLI MacKay Muni Income Opportunities Fund

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These instruments are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.   The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Common Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends daily and pay such dividends from net investment income at least monthly. The Fund also intends to declare and pay distributions from net realized capital gains, if any, at least annually. Dividends and distributions are determined in accordance with federal income tax regulations and may differ from determinations using GAAP. For information on the Fund’s dividend reinvestment plan, please see page 34.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts, if applicable, may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of

Notes to Financial Statements (continued)
shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E)  Expenses.   The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the New York Life Investments Group of Funds.
Additionally, the Fund may invest in other funds, which are subject to management fees and other fees that may cause the costs of investing in other funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of other funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Offering and Organizational Expenses. Costs were incurred by the Fund in connection with the commencement of the Fund's operations. Offering costs are estimated at $166,102 and were amortized on a straight-line basis over 12 months. As of October 31, 2025, $22,175 of offering expenses and $656 of organization expenses were expensed. The Fund will bear these expenses, subject to the expense limitation agreement described in Note 3. The investment advisory agreement does not provide for recoupment of waived expenses.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund.
(I) Tender Option Bonds. The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.
Typically, a fund serves as the sponsor of the TOB issuer (“Fund-sponsored TOB”). Under this structure, a fund establishes,

26	NYLI MacKay Muni Income Opportunities Fund

structures and “sponsors” the TOB Issuer in which it holds TOB Residuals. The Fund uses this or a similar structure for any TOB in which it invests. In connection with Fund-sponsored TOBs, the fund sponsoring the Fund-sponsored TOB (“Fund Sponsor”) may contract with a third-party to perform some or all of the Fund Sponsor’s duties as sponsor. Regardless of whether the Fund Sponsor delegates any of its sponsorship duties to a third party, the Fund Sponsor’s expanded role under the Fund-sponsored TOB structure may increase the Fund Sponsor’s operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund Sponsor itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund Sponsor may be required to undertake could include reporting and recordkeeping obligations under the Internal Revenue Code and federal securities laws and contractual obligations with other TOB service providers. The Fund may serve as a Fund Sponsor to a Fund-sponsored TOB. If the Fund serves as a Fund Sponsor, it would be subject to the obligations discussed above and the risks attendant to such obligations.
Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the Fund Sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.
For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.
The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).
To the extent that the remarketing agent and/or the liquidity provider is a banking entity, the TOB may face heightened liquidity risks due to restrictions applicable to banking entities under the Volcker Rule. The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (a “Covered Fund”). TOB Issuers are often structured as a Covered Fund, and therefore, a banking entity that is a remarketing agent would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund Sponsor or the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund Sponsor and the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider. If a

Notes to Financial Statements (continued)
TOB Issuer in which the Fund invests experiences adverse events in connection with a failed remarketing of TOB Floaters or a liquidity shortfall, the Fund would experience a loss.
For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates their fair value of the floating rate notes. Interest income from the Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” in the Statement of Operations.
At October 31, 2025, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:
Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$30,547,045	$22,050,000
During the year ended October 31, 2025, the Fund's average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:
Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$18,217,205	3.32%
(J) Statement of Cash Flows. The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and restricted cash, if any, as of October 31, 2025.
(K) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
(L) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse in an adverse economic environment. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
The Fund maintains exposures to the Commonwealth of Puerto Rico ("Puerto Rico") as of October 31, 2025, that represent 6.3% of the Fund’s net assets, of which 35.7% are insured. Certain issuers in which the Fund may invest have experienced significant financial difficulties and the continuation or reoccurrence of these difficulties may impair their ability to service debt. As of October 31, 2025, the Puerto Rico Electric Power Authority (“PREPA”) remains in bankruptcy. The continued delay in resolving the PREPA bankruptcy could delay needed investment into public power generation and distribution assets, which are essential components to a productive economy. Failure to provide reliable electricity could result in the Commonwealth’s inability to service debt on other municipal territorial investments the Fund may hold.
Despite significant challenges from the Covid pandemic and 2017 Irma and Maria hurricanes, Federal Covid and Hurricane Disaster relief funding have aided Puerto Rico's economy. However, there is no guarantee that Puerto Rico will be able to continue to utilize remaining federal disaster recovery funding given labor and project management challenges. Puerto Rico also faces longer term declining demographic trends, which could impair the ability for the territory to service its municipal debt obligations.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging  instruments.

28	NYLI MacKay Muni Income Opportunities Fund

Fair value of derivative instruments as of October 31, 2025:
Asset Derivatives	Interest Rate Contracts Risk
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$13,358
Total Fair Value	$13,358

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2025:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk
Futures Transactions	$297,367
Total Net Realized Gain (Loss)	$297,367

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk
Futures Contracts	$(177,223)
Total Net Change in Unrealized Appreciation (Depreciation)	$(177,223)

Average Notional Amount	Total
Futures Contracts Short	$(4,822,207)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired(underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class I, 1.05%; Class A1, 1.55% Class A2, 1.55% and Class A3, 1.80%. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the next term or upon approval of the Board.
During the year ended October 31, 2025, New York Life Investments earned fees from the Fund in the amount of $782,918 and waived fees and/or reimbursed expenses in the amount of $351,049 and paid the Subadvisor fees in the amount of $215,934.
JPMorgan Chase Bank,  N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Fund has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A1 and Class A2 Plans, Class A1 and Class A2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class A1 and A2 Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class A1 and Class A2 shares, for a total 12b-1 fee of 0.50%.

Notes to Financial Statements (continued)
Pursuant to the Class A3 Plan, Class A3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.50% of the average daily net assets of the Class A3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class A3 shares, for a total 12b-1 fee of 0.75%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  During the year ended October 31, 2025, the Fund was advised that the Distributor did not retain any initial sales charges or CDSCs on repurchases of any shares within the Fund.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Ultimus. During the year ended October 31, 2025, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A1	$ 39	$—
Class A2	39,170	—
Class A3	38	—
Class I	96,715	—
Note 4-Federal Income Tax
As of October 31, 2025, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$119,127,326	$3,042,462	$(296,415)	$2,746,047
As of October 31, 2025, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$355,384	$(1,560,681)	$(459,803)	$2,746,047	$1,080,947
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to amortization of organizational costs and dividends payable.
As of October 31, 2025, for federal income tax purposes, capital loss carryforwards of $1,560,681, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,332	$229
During the year ended October 31, 2025 and the period March 25, 2024 (commencement of operations) through October 31, 2024, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2025	2024
Distributions paid from:
Ordinary Income	$ 537,905	$ 176,592
Exempt Interest Dividends	2,874,124	1,025,928
Total	$3,412,029	$1,202,520
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2025, purchases and sales of securities, other than short-term securities, were $121,742 and $79,003, respectively.

30	NYLI MacKay Muni Income Opportunities Fund

Note 7–Capital Share Transactions
Transactions in capital shares for the year ended October 31, 2025 and the period March 25, 2024 (commencement of operations) through October 31, 2024, were as follows:
Class A1	Shares	Amount
Year ended October 31, 2025:
Common shares issued to shareholders in reinvestment of distributions	93	$ 924
Net increase (decrease)	93	$ 924
Period March 25, 2024 (commencement of operations) through October 31, 2024:
Common shares sold	2,500	$ 25,000
Common shares issued to shareholders in reinvestment of distributions	49	499
Net increase (decrease)	2,549	$ 25,499

Class A2	Shares	Amount
Year ended October 31, 2025:
Common shares sold	2,590,806	$25,716,099
Common shares issued to shareholders in reinvestment of distributions	63,205	627,264
Shares redeemed	(64,417)	(642,803)
Net increase (decrease)	2,589,594	$25,700,560
Period March 25, 2024 (commencement of operations) through October 31, 2024:
Common shares sold	847,231	$ 8,680,000
Common shares issued to shareholders in reinvestment of distributions	3,425	34,962
Net increase (decrease)	850,656	$ 8,714,962

Class A3	Shares	Amount
Year ended October 31, 2025:
Common shares issued to shareholders in reinvestment of distributions	86	$ 858
Net increase (decrease)	86	$ 858
Period March 25, 2024 (commencement of operations) through October 31, 2024:
Common shares sold	2,500	$ 25,000
Common shares issued to shareholders in reinvestment of distributions	46	460
Net increase (decrease)	2,546	$ 25,460

Class I	Shares	Amount
Year ended October 31, 2025:
Common shares sold	1,062,728	$10,622,287
Common shares issued to shareholders in reinvestment of distributions	257,591	2,563,157
Shares redeemed	(836,611)	(8,173,937)
Net increase (decrease)	483,708	$ 5,011,507
Period March 25, 2024 (commencement of operations) through October 31, 2024:
Common shares sold	5,863,410	$58,866,000
Common shares issued to shareholders in reinvestment of distributions	115,343	1,166,599
Net increase (decrease)	5,978,753	$60,032,599
The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase up to 10% of the Fund’s outstanding Common Shares at NAV subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. For the year ended October 31, 2025:
Repurchase Request Deadline	Repurchase Offer Amount (As a Percentage of Outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased
November 7, 2024	10%	0	0.00%
February 7, 2025	10%	34,490	0.43%
May 7, 2025	10%	496,561	5.62%
August 7, 2025	10%	369,977	3.83%
Note 8–Recent Accounting Pronouncement
In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by: federal, state, foreign, and jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for public business entities beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in ASU 2023-09 should be applied on a prospective basis. Retrospective application is permitted.

Notes to Financial Statements (continued)
Management is currently assessing the impact this standard will have on the financial statements as well as the method by which we will adopt the new standard. It does not expect the guidance to have a material impact on the Fund.
Note 9–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the period ended October 31, 2025, events and transactions subsequent to October 31, 2025, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
The Fund commenced a quarterly repurchase offer for ten percent (10%) of its issued and outstanding shares beginning on October 7, 2025 and ending on November 7, 2025. There were 66,312 shares tendered and repurchased for the Fund's repurchase offer (0.67% of shares outstanding) on November 7, 2025.
32	NYLI MacKay Muni Income Opportunities Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
NYLI MacKay Muni Income Opportunities Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of NYLI MacKay Muni Income Opportunities Fund (the Fund), including the portfolio of investments, as of October 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended and for the period March 25, 2024 (commencement of operations) through October 31, 2024, and the related notes (collectively, the financial statements), and the financial highlights for the year then ended and for the period March 25, 2024 through October 31, 2024. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 25, 2024 through October 31, 2024, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 19, 2025

Dividend Reinvestment Plan (Unaudited)
Registered holders (“Common Shareholders”) of common shares of beneficial interest (the “Common Shares”) of NYLI MacKay Municipal Income Opportunities Fund (the “Fund”), whose Common Shares are registered with the Agent (as defined below), will automatically be enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows with respect to the Fund:
1. THE PLAN AGENT. Ultimus Fund Solutions, LLC (the “Agent”) will act as Agent for each Participant.
2. CASH OPTION. The Fund will declare its income dividends or capital gains or other distributions (“Distributions”) payable in Common Shares, or, at the option of Common Shareholders, in cash. Therefore, each Participant will have all Distributions, net of any applicable U.S. withholding taxes, on his or her Common Shares automatically reinvested in additional Common Shares, unless such Participant elects to receive such Distributions in cash by contacting the Agent. An election to receive cash may be revoked or reinstated at the election of the Common Shareholder.
3. VALUATION. On the payment date for a Distribution, the Agent shall receive newly issued Common Shares (“Additional Common Shares”), including fractions, from the Fund for each Participant’s account. The number of Additional Common Shares to be credited shall be determined by dividing the dollar amount of the Distribution by the net asset value per Common Share on the declaration date. The net asset value per Common Share on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund in accordance with the Fund’s current prospectus. It is contemplated that the Fund will pay dividends at least monthly. If, for any reason beyond the control of the Agent, reinvestment of the Distributions cannot be completed within 30 days after the applicable payment date for Distribution, funds held by the Agent on behalf of a Participant will be distributed to that Participant.
4. TAXATION. The automatic reinvestment of Distributions does not relieve Participants of any taxes which may be payable on Distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.
5. LIABILITY OF AGENT. The Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s gross negligence, bad faith, or willful misconduct or that of its employees. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Shares within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Shares acquired. The Agent may commingle Participants’ funds.
6. RECORDKEEPING. The Agent may hold each Participant’s Common Shares acquired pursuant to the Plan together with the Common Shares of other Common Shareholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Distributions on fractional shares will be credited to each Participant’s account. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than sixty (60) days, after the date thereof. No certificates for any full or fractional Common Shares will be issued. Any share dividends or split shares distributed by the Fund on Common Shares held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Common Shareholders rights to purchase additional Common Shares, the Common Shares held for each Participant under the Plan will be added to other Common Shares held by the Participant in calculating the number of rights to be issued to each Participant.
8. BROKERS, NOMINEE HOLDERS, ETC. In the case of shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Common Shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.
9. FEES. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. The Agent’s service fee for handling Distributions will be paid by the Fund.
10. TERMINATION OF PARTICIPATION. Each registered Participant may terminate his or her participation under the Plan by notifying the Agent in writing at PO Box 541150, Omaha, NE 68154 or by faxing the Agent at 402-963-9094. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent at least ten (10) days prior to such Distribution payment date. The Plan may be terminated for a Fund by the Agent or the Fund upon notice in writing mailed to each Participant at least sixty (60) days prior to the effective date of the termination. Upon any termination, the Agent will transfer such Common Shares to a broker designated by the Participant for the full shares held for such Participant under the Plan and cash adjustment for any fraction of a Common Share at the then net asset value of the Common Shares to be delivered to him or her without charge. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by contacting the Agent at 833-401-8899.
11. AMENDMENT OF THE PLAN. These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least thirty (30) days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor

34	NYLI MacKay Muni Income Opportunities Fund

Agent, subject to the prior written approval of the successor Agent by the Fund. The Fund may suspend the Plan at any time without notice to the Participants.
12. APPLICABLE LAW. These terms and conditions shall be governed by the laws of the State of Delaware.
Adopted:        March 12, 2024

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 84.2% of the ordinary income dividends paid during its fiscal year ended October 31, 2025 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2026, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2025. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2025.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
36	NYLI MacKay Muni Income Opportunities Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the New York Life Investments Group of Funds (which consists of New York Life Investments Funds and New York Life Investments Funds Trust), New York Life Investments VP Funds Trust, NYLI MacKay DefinedTerm Muni Opportunities Fund, NYLI CBRE Global Infrastructure Megatrends Term Fund, NYLI MacKay Muni Income Opportunities Fund the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board Service Policy for the Independent Trustees, subject to certain exceptions, an Independent Trustee must tender his or her resignation by the end of the calendar year during which he or she: (i) reaches the age of 75 or (ii) has served on the Board for 15 years. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	NYLI MacKay Muni Income Opportunities Fund: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	86	New York Life Investments VP Funds Trust:
Trustee since 2023 (33 portfolios);
New York Life Investments Funds: Trustee since June 2023 (11 funds);
New York Life Investments Funds Trust: Trustee since June 2023 (39 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee
since 2023;
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023;
and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the New York Life Investments Group of Funds, New York Life Investments VP Funds Trust, NYLI CBRE Global Infrastructure Megatrends Term Fund, NYLI MacKay DefinedTerm Municipal Opportunities Fund and NYLI MacKay Muni Income Opportunities Fund within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	NYLI MacKay Muni Income Opportunities Fund: Trustee since 2023	Founder and CEO, DanCourt Management, LLC (since 1999)	86	New York Life Investments VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
New York Life Investments Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 funds);
New York Life Investments Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee (2009 to 2024), Chair of the Investment Committee (2018 to 2024)
Karen Hammond 1956	NYLI MacKay Muni Income Opportunities Fund: Trustee since 2023	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	86	New York Life Investments VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 portfolios);
New York Life Investments Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (11 funds);
New York Life Investments Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (39 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Independent Trustees
38	NYLI MacKay Muni Income Opportunities Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Susan B. Kerley 1951	NYLI MacKay Muni Income Opportunities Fund: Trustee since 2023	President, Strategic Management Advisors LLC (since 1990)	86	New York Life Investments VP Funds Trust: Chair (2017 to 2024) and Trustee since 2007 (33 portfolios)**;
New York Life Investments Funds: Chair (2017 to 2024) and Trustee since 2007 (11 funds);
New York Life Investments Funds Trust: Chair (2017 to 2024) and Trustee since 1990 (39 funds)**;
NYLI MacKay DefinedTerm Muni Opportunities Fund: Chair (2017 to 2024) and Trustee since 2011;
NYLI CBRE Global Infrastructure Megatrends Term Fund: Chair (2021 to 2024) and Trustee since 2021;
and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	NYLI MacKay Muni Income Opportunities Fund: Trustee since 2023	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the New York Life Investments Funds Audit and Compliance Committee (2004 to 2006)	86	New York Life Investments VP Funds Trust: Trustee since 2007 (33 portfolios)**;
New York Life Investments Funds: Trustee since 2006 (11 funds);
New York Life Investments Funds Trust: Trustee since 2007 (39 funds)***;
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011;
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021
Independent Trustees

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jacques P. Perold 1958	NYLI MacKay Muni Income Opportunities Fund: Chair since January 2025 and Trustee since 2023	Founder and Chief Executive Officer, CapShift Advisors LLC (2018 to 2022); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	86	New York Life Investments VP Funds Trust: Chair since January 2025 and Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
New York Life Investments Funds: Chair since January 2025 and Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (11 funds);
New York Life Investments Funds Trust: Chair since January 2025 and Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Chair since January 2025 and Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
NYLI CBRE Global Infrastructure Megatrends Term Fund: Chair since January 2025 and Trustee since June 2021,
Allstate Corporation: Director since 2015;
MSCI Inc.: Director since 2017;
and
CapShift Advisors LLC: Chairman since 2022
Richard S. Trutanic 1952	NYLI MacKay Muni Income Opportunities Fund: Trustee since 2023	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	86	New York Life Investments VP Funds Trust: Trustee since 2007 (33 portfolios)**;
New York Life Investments Funds: Trustee since 1994 (11 funds);
New York Life Investments Funds Trust: Trustee since 2007 (39 funds)**;
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011;
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to New York Life Investments VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to New York Life Investments Funds Trust.
Independent Trustees
40	NYLI MacKay Muni Income Opportunities Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, NYLI MacKay Muni Income Opportunities Fund (since 2024)	Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2018); President, New York Life Investments Funds, New York Life Investments Funds Trust, New York Life Investments VP Funds Trust (since 2017)**, NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2017); Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, New York Life Investments Funds (since 2007), New York Life Investments Funds Trust (since 2009), New York Life Investments VP Funds Trust (since 2007)**, NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012) and Vice President, New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2023)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, New York Life Investments Funds, New York Life Investments Funds Trust, New York Life Investments VP Funds Trust (since 2010)**, NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021) and NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011)
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024)	Vice President and Chief Compliance Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024); Vice President and Chief Compliance Officer, NYLI CBRE Global Infrastructure Megatrends Term Fund, NYLI VP Funds Trust and NYLI MacKay DefinedTerm Muni Opportunities Fund , New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, NYLI MacKay Muni Income Opportunities Fund (since 2024)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, New York Life Investments Funds (since 2005), New York Life Investments Funds Trust (since 2005), New York Life Investments VP Funds Trust (since 2005)**, NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011)
*	The officers listed above are considered to be “interested persons” of the New York Life Investments Group of Funds, New York Life Investments VP Funds Trust, NYLI CBRE Global Infrastructure Megatrends Term Fund, NYLI MacKay Muni Income Opportunities Fund and NYLI MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the New York Life Investments Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to New York Life Investments VP Funds Trust.
Officers of the Trust (Who are not Trustees)*

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Manager
New York Life Investment Management LLC
New York, New York
Subadvisor
MacKay Shields LLC1
New York, New York
Legal Counsel
Dechert LLP
Independent Registered Public Accounting Firm
KPMG LLP
Transfer, Dividend Disbursing and Shareholder Servicing Agent
Ultimus Fund Solutions, LLC
225 Pictoria Dr, Suite 450
Cincinnati, OH 45246
833-401-8899
newyorklifeinvestments.com
1. An affiliate of New York Life Investment Management LLC.
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. Securities distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, Member FINRA/SIPC.
7260227PROD019-25	MSMMIO11-12/25
(NYLIM) NL554

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” (as defined by Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond and Ms. Kerley are “independent” as defined by Section 2(a) (19) of the Investment Act of 1940 , as amended (“1940 Act”).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2025 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $71,600.

The aggregate fees billed for the fiscal year ended October 31, 2024 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $72,000.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2025, and (ii) $0 for the fiscal year ended October 31, 2024.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2025, and (ii) $0 during the fiscal year ended October 31, 2024. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2025, and (ii) $0 during the fiscal year ended October 31, 2024.

(e) Pre-Approval Policies and Procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the

“Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2025 and October 31, 2024 is disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $67,062 for the fiscal year ended October 31, 2025, and (ii) $0 for the fiscal year ended October 31, 2024.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2025 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments.

The Schedule of Investments to be included as part of Item 1 of this report

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1 of this report

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the policy of the Fund that proxies received by the Fund are voted in the best interests of the Fund’s shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund’s portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and their shareholders. Where a Fund has retained the services of a Subadvisor to provide day-to-day portfolio management for the Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager’s Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager’s Proxy Voting Policy and the Fund’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager’s clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager and/or Subadvisor has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager and/or Subadvisor or an affiliated entity of the Manager and/or Subadvisor, both the Fund’s and the Manager and/or Subadvisor ’s proxy voting policies and procedures mandate that the Manager and/or Subadvisor follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager and/or Subadvisor may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of the Manager and/or Subadvisor, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager and/or Subadvisor to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of the Manager and/or Subadvisor, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager and/or Subadvisor, on behalf of the Fund, receives proxies in its capacity as a shareholder in an affiliated underlying fund, the Manager and/or Subadvisor may vote in accordance with its predetermined or custom voting guidelines, if applicable. If there is no relevant predetermined guideline, the Manager will vote in accordance with the recommendation of its independent service provider, Institutional Shareholder Services Inc. (“ISS”). If ISS does not provide a recommendation, the Manager and/or Subadvisor then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in the affiliated underlying fund.

In the case of proxies received in connection with a fund of funds structure, whereby the Manager and/or Subadvisor, on behalf of a Fund, receives proxies in its capacity as a shareholder in an unaffiliated underlying fund, where the Fund relies on Section 12(d)(1)(F) of the 1940 Act, the Fund will either seek instructions from its shareholders as to how to vote shares of the unaffiliated underlying fund, or vote the shares in the same proportion as the vote of all other shareholders of the acquired fund or “echoing” or “mirroring” the vote of the other shareholders in the affiliated underlying fund.

As part of its delegation of proxy voting responsibility to the Manager and/or Subadvisor, the Fund also delegated to the Manager and/or Subadvisor responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager and/or Subadvisor chooses to override a voting recommendation made by ISS, the Manager and/or Subadvisor’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager and/or Subadvisor’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The Registrant’s portfolio is managed on a team basis. As of October 31, 2025, the following persons are primarily responsible for the day-to-day management of the registrant’s portfolio

John Loffredo, CFA. Mr. Loffredo is an Executive Managing Director of MacKay Shields and Co-Head of MacKay Municipal Managers. In addition, he was named Vice Chairman in September 2022 and oversees the firm’s investment teams. He has managed the NYLI MacKay Tax Free Bond Fund since 2009, NYLI MacKay High Yield Muni Bond Fund since 2010, NYLI MacKay DefinedTerm Muni Opportunities Fund since 2012, NYLI MacKay U.S. Infrastructure Bond Fund since 2019, NYLI VP MacKay U.S. Infrastructure Bond Portfolio and the Fund since 2024. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He was previously the Chairman and co-founded Mariner Municipal Managers LLC (2007 to 2009). He has been a municipal portfolio manager and/or municipal analyst since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. Mr. Loffredo was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (MLIM), he served as Chief Investment Officer of the Municipal Products Group. He was employed by Merrill Lynch from 1990 to 2006. Before Merrill Lynch, he worked for the City of Boston Treasury Department. He is a member of the firm’s Senior Leadership Team. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA®.

Mike Petty. Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He joined MacKay Shields in 2009. Mr. Petty has managed the NYLI MacKay High Yield Municipal Bond Fund since 2010, NYLI MacKay Tax Free Bond Fund since 2011, NYLI MacKay New York Muni Fund and NYLI MacKay DefinedTerm Muni Opportunities Fund since 2012, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI Strategic Muni Allocation Fund since 2019, NYLI VP MacKay U.S. Infrastructure Bond Portfolio and the Fund since 2024. Before joining the firm he was a Portfolio Manager for Mariner Municipal Managers in 2009. He has been a municipal bond portfolio manager since 1992, and has worked in the municipal products market since 1985. Mr. Petty has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers (MLIM). Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

Michael Denlinger, CFA. Mr. Denlinger has been a portfolio manager of the NYLI MacKay California Muni Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay DefinedTerm Muni Opportunities Fund, NYLI MacKay U.S. Infrastructure Bond Fund and NYLI Strategic Muni Allocation Fund since 2021; NYLI MacKay New York Muni Fund since 2022; NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund NYLI MacKay Utah Muni Fund, NYLI VP MacKay U.S. Infrastructure Bond Portfolio and the Fund since 2024. He joined MacKay Shields in 2019 and is currently a Managing Director. Prior to joining MacKay Shields, Mr. Denlinger was an institutional municipal credit trader at Bank of America Merrill Lynch with a primary focus on taxable and healthcare securities. Prior to trading credit, he was a high grade municipal trader. Mr. Denlinger earned a Bachelor’s degree in Economics from Johns Hopkins University in 2014. Mr. Denlinger is a CFA® charterholder and has been in the financial services industry since 2014.

Mike Perilli. Mr. Perilli has managed the NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund and the Fund since 2024. He joined MacKay Shields in 2023. Before joining the firm, he was a portfolio manager and trader on the municipal mutual fund desk at BlackRock focusing on both investment grade and high-yield municipal bonds. From 2011-2014, he was a trader on the municipal separately managed account desk. Michael earned a Bachelor’s degree in Accounting from The College of New Jersey in 2007. He is a CFA® charterholder. He has been in the financial services industry since 2008.

John Lawlor. Mr. Lawlor has managed the NYLI MacKay DefinedTerm Muni Opportunities Fund, the MainStay MacKay Short Term Muni Fund, the MainStay MacKay Strategic Muni Allocation Fund and NYLI MacKay U.S. Infrastructure Bond Fund since 2019; NYLI VP MacKay U.S. Infrastructure Bond Portfolio and the Fund since 2024. He is currently a Managing Director, portfolio manager and trader at MacKay Shields. He joined

MacKay Shields as a Director in 2016. Before joining the firm, he was Vice President Equity Sales at Deutsche Bank and was previously at Bank of America Merrill Lynch. From 1997-2011, he was a senior trader on the floor of the New York Stock Exchange. Mr. Lawlor has a broad and diverse set of skills in sales, trading, and electronic trading platforms. He earned a Bachelor’s degree in Finance from Lehigh University in 1997. He has been in the financial services industry since 1997.

(a)(2) Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest as of October 31, 2025.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS MANAGED FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
John Loffredo	13 RICs $28,771,713,003	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Accounts $692,145,885
Robert DiMella	20 RICs $40,967,385,188	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Accounts $692,145,885
Mike Petty	16 RICs $32,702,126,461	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Accounts $692,145,885
Michael Denlinger	21 RICs $31,874,216,583	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Accounts $692,145,885
Mike Perilli	10 RICs $19,518,074,455	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Accounts $692,145,885
John Lawlor	15 RICs $23,218,351,595	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Accounts $692,145,885

Potential Conflicts of Interest

MacKay Shields does not favor the interest of one client over another and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and no one client account will receive, over time, preferential treatment over another.

We maintain investment teams with their own distinct investment process that operate independent of each other when making portfolio management decisions. Certain investment teams consist of Portfolio Managers, Research Analysts, and Traders, while certain other investment teams share Research Analysts and/or Traders. MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take contrary positions. At times, two or more of MacKay Shields’ investment teams may jointly manage the assets of a single client portfolio (“Crossover Mandate”). In such instances, the asset allocation decisions will be discussed amongst the various investment teams, but the day-to-day investment decision-making process will typically be made independently by each team for the portion of the Crossover Mandate that team is responsible for managing. Orders within an investment team will typically be aggregated or bunched to reduce the costs of the transactions. Orders are typically not aggregated across investment teams even though there may be orders by separate investment teams to execute the same instrument on the same trading day; provided, however, that orders for the same instrument are typically aggregated across investment teams that are supported by a shared trading desk.

MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. For example, certain MacKay Shields clients may hold instruments that are senior or subordinated relative to instruments of the same issuer held by other clients, and any action that the portfolio managers were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument held by other clients, and vice versa, particularly in distressed or default situations. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.

MacKay Shields engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients, including clients that have retained the services of the same investment team. MacKay Shields may make investments for certain clients that they conclude are inappropriate for other clients. For instance, clients within one investment strategy may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments or other instruments of that issuer are acquired or held long by clients in another investment strategy, or within the same strategy, and vice versa.

Additionally, MacKay Shields’ investment strategies are available through a variety of investment products, including, without limitation, separately managed accounts, private funds, mutual funds and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. Similarly a client with a separately managed account may have more transparency regarding the positions held in its account than would be available to an investor in a collective investment vehicle. Further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the investment advisory agreement or similar agreement).

As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities. MacKay Shields seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines and MacKay Shields’ judgments with respect to a particular client will at times differ from its judgments for other clients, even when such clients pursue similar investment strategies.

MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interest, including when they involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted a Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict. MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. MacKay Shields and its portfolio managers will devote as much of their time to the activities of each client as they deem necessary and appropriate. Although MacKay Shields strives to identify and mitigate all conflicts of interest, and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client.

Additional material conflicts of interest are presented within Part 2A of MacKay Shields’ Form ADV.

(a)(3)   Portfolio Managers or Management Team Members’ Compensation Structure

Salaries are set by reference to a range of factors, taking into account each individual’s seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors include, but are not limited to: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others: leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

MacKay Shields maintains a phantom equity plan for those employees who qualify whereby awards vest and pay out after several years, to attract, retain, motivate and reward key personnel. Portfolio managers that participate in the phantom equity plan share in the results and success of the firm as the value of award tracks the operating revenue and operating profit of Mackay Shields. This approach helps to instill a strong sense of commitment towards the overall success of the firm.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, education reimbursement, and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

(a)(4)   Disclosure of Securities Ownership

The following table states, as of October 31, 2025, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Registrant ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	RANGE OF OWNERSHIP
John Loffredo	$0
Robert DiMella	$0
Mike Petty	$0
Michael Denlinger	$0
Mike Perilli	$0
John Lawlor	$0

(b)      Changes in Portfolio Management

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)  Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the 1940 Act and Rules 13a 15(b) or 15d 15(b) under the Exchange Act)) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certification of principal executive officer and principal financial officer as required by Rule 30a-2 under the 1940 Act.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

NYLI MACKAY MUNI INCOME OPPORTUNITIESS FUND

By:	/s/Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 9, 2026

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	January 9, 2026